Leases	12 Months Ended
Dec. 31, 2011
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS [Abstract]
LEASES [Text Block]
NOTE 16: LEASES
Chartered-out:
     The future minimum contractual lease income (charter-out rates is presented net of commissions), is as follows:

Amount
2012	$141,038
2013	127,672
2014	114,399
2015	89,684
2016	89,137
Thereafter	340,611

Total minimum lease revenue, net of commissions	$902,541

          Revenues from time charters are not generally received when a vessel is off-hire, including time required for scheduled maintenance of the vessel. In arriving at the minimum future charter revenues, an estimated time off-hire to perform scheduled maintenance on each vessel has been deducted, although there is no assurance that such estimate will be reflective of the actual off-hire in the future.